                                                                EXHIBIT 99.0




                               NORTHPOINT CENTRAL

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          Year Ended December 31, 1995

              [FARMER, FUQUA, HUNT & MUNSELLE, P.C. LETTERHEAD]




                          Independent Auditors' Report
                          ----------------------------



To the Board of Trustees
Continental Mortgage and Equity Trust

We have audited the accompanying statement of revenues and direct operating expenses of Northpoint Central for the year ended December 31, 1995. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Continental Mortgage and Equity Trust) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of Northpoint Central for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                        /s/ FARMER, FUQUA, HUNT & MUNSELLE, P.C.

Dallas, Texas
February 5, 1997

                               NORTHPOINT CENTRAL
                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          Year Ended December 31, 1995



REVENUES
         Net rental revenues                                      $  1,751,402
         Other revenues                                                 40,413
                                                                  ------------

                 Total revenue                                       1,791,815

OPERATING EXPENSES
         Repairs and maintenance                                       376,315
         Utilities                                                     233,611
         Property taxes                                                203,916
         Salaries and benefits                                         119,222
         Insurance                                                      27,829
                                                                  ------------

                 Total direct operating expenses                       960,893
                                                                  ------------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES                   $    830,922
                                                                  ============





        The accompanying notes are an integral part of this statement.

                               NORTHPOINT CENTRAL
                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          Year ended December 31, 1995

NOTE 1:  ORGANIZATION AND BASIS OF PRESENTATION

         Northpoint Central is a 176,043 square-foot office building, located in Houston, Texas. During 1996, the property was owned by Alpha Northpoint Associates, L.P.

         The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:  OTHER REVENUES

         Other revenues consist of the following:

            Rent escalations                                       $   36,196
            Miscellaneous                                               4,217
                                                                   ----------

                                                                   $   40,413
                                                                   ==========
NOTE 3:  ACCOUNTING ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 4:  SUBSEQUENT EVENT

          The property was sold to Continental Mortgage and Equity Trust, a California business trust, on December 27, 1996.